UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2012

Family Dollar Stores, Inc.
(Exact name of registrant as specified in charter)

Delaware	1-6807	56-0942963

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 1017, 10401 Monroe Road Charlotte, North Carolina	28201-1017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:      (704) 847-6961

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

On January 5, 2012, Family Dollar Stores, Inc. (the “Company”) issued a news release which reported earnings for the first quarter ended November 26, 2011, and other matters relating to the Company’s plans, operations and financial condition.  The Company also reaffirmed its earnings guidance for the fiscal year ending August 25, 2012.  A copy of the news release is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 7.01.   Regulation FD Disclosure.

On January 6, 2012, the Company will hold a conference call to discuss its earnings for the first quarter ended November 26, 2011, and other matters relating to the Company’s plans, operations and financial condition.  A copy of the presentation used during the conference call will be available at the time of the call in the Investor Relations area of the Company’s website at www.familydollar.com.

Item 9.01.   Financial Statements and Exhibits.

(d)  Exhibits

99 – News Release dated January 5, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAMILY DOLLAR STORES, INC.
(Registrant)

Date:	January 5, 2012	By:	/s/ James C. Snyder, Jr.
James C. Snyder, Jr.
Senior Vice President, General Counsel and Secretary